Exhibit 99.2
Boise Cascade Holdings, L.L.C.
Quarterly Statistical Information

	2012
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	50.2%	48.0%	49.4%		49.1%
General Line Sales	36.5%	38.6%	36.2%		37.1%
EWP Sales	13.3%	13.4%	14.4%		13.8%
Total Sales (000)	$451,416	$580,545	$605,206		$1,637,167
Depreciation and Amortization (000)	$2,182	$2,194	$2,263		$6,639
Capital Spending (000)	$1,960	$2,241	$1,405		$5,606

Wood Products
LVL Sales Volume (MCF)	2,116	2,271	2,586		6,973
I-joist Sales Volume (MELF)	29,974	38,640	41,826		110,440
Plywood Sales Volume (MSF 3/8")	327,867	346,360	343,350		1,017,577
Lumber Sales Volume (MBF)	40,734	48,925	50,274		139,933
LVL Mill Net Sales Price ($/CF)	$15.05	$14.94	$14.75		$14.90
I-joist Mill Net Sales Price ($/MELF)	$935	$928	$915		$925
Plywood Net Sales Price ($/MSF 3/8")	$267	$290	$318		$292
Lumber Net Sales Price ($/MBF)	$414	$448	$430		$431
Depreciation and Amortization (000)	$5,905	$6,113	$6,164		$18,182
Capital Spending (000) [1]	$2,762	$3,962	$5,324		$12,048

Total Company
Net income (000)	$1,668	$15,047	$23,502		$40,217
EBITDA (000)[2]	$14,554	$28,194	$36,820		$79,568
Total debt (000)	$219,560	$219,560	$219,560
Net debt (cash) (000)[2]	$55,115	$45,481	$(4,861)

[1] Capital spending in first quarter 2012 does not include $2.4 million of cash paid for the acquisitions of businesses and facilities.
[2] Reconciliations of net income (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt are provided as an appendix.

Boise Cascade Holdings, L.L.C.
Quarterly Statistical Information (continued)

	2011
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	50.8%	45.6%	45.6%	46.7%	47.0%
General Line Sales	38.4%	42.3%	41.5%	39.6%	40.6%
EWP Sales	10.8%	12.1%	12.9%	13.7%	12.4%
Total Sales (000)	$377,796	$470,691	$501,458	$429,424	$1,779,369
Depreciation and Amortization (000)	$2,048	$2,050	$2,124	$2,174	$8,396
Capital Spending (000)	$1,119	$1,277	$4,269	$3,352	$10,017

Wood Products
LVL Sales Volume (MCF)	1,599	1,780	1,929	1,784	7,092
I-joist Sales Volume (MELF)	22,063	31,525	30,521	26,349	110,458
Plywood Sales Volume (MSF 3/8")	240,194	285,764	296,040	284,461	1,106,459
Lumber Sales Volume (MBF)	38,099	38,331	39,230	37,656	153,316
LVL Mill Net Sales Price ($/CF)	$16.14	$15.93	$15.53	$14.50	$15.51
I-joist Mill Net Sales Price ($/MELF)	$974	$976	$958	$919	$957
Plywood Net Sales Price ($/MSF 3/8")	$232	$230	$229	$238	$232
Lumber Net Sales Price ($/MBF)	$410	$419	$437	$416	$421
Depreciation and Amortization (000)	$6,797	$7,129	$7,172	$7,289	$28,387
Capital Spending (000)[1]	$8,478	$5,700	$4,444	$4,877	$23,499

Total Company
Net loss (000)[3]	$(19,001)	$(9,861)	$(3,711)	$(13,791)	$(46,364)
EBITDA (000)[2,3]	$(5,555)	$3,925	$10,563	$545	$9,478
Total debt (000)	$219,560	$219,560	$219,560	$219,560
Net debt (000)[2]	$36,805	$16,732	$16,435	$37,101

[1] Capital spending in second quarter 2011 does not include $5.8 million of cash paid for the acquisitions of businesses and facilities.
[2] Reconciliations of net loss (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt are provided as an appendix.
[3] Net loss and EBITDA include expense of $2.6 million and $0.9 million for the three months ended March 31, 2011 and December 31, 2011, respectively, and $3.3 million of expense for the year ended December 31, 2011, related to costs for the closure of a laminated beam plant and noncash asset write-downs.

Boise Cascade Holdings, L.L.C.
Quarterly Statistical Information (continued)

	2010
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	50.9%	49.7%	48.5%	49.0%	49.5%
General Line Sales	38.1%	39.6%	39.8%	39.1%	39.2%
EWP Sales	11.0%	10.7%	11.7%	11.9%	11.3%
Total Sales (000)	$389,118	$515,434	$470,725	$402,692	$1,777,969
Depreciation and Amortization (000)	$1,829	$1,802	$1,860	$1,966	$7,457
Capital Spending (000)	$1,054	$905	$6,106	$4,817	$12,882

Wood Products
LVL Sales Volume (MCF)	1,672	1,902	1,570	1,428	6,572
I-joist Sales Volume (MELF)	23,856	31,711	26,980	23,013	105,560
Plywood Sales Volume (MSF 3/8")	233,558	279,058	307,620	267,658	1,087,894
Lumber Sales Volume (MBF)	35,904	38,696	36,813	37,425	148,838
LVL Mill Net Sales Price ($/CF)	$14.86	$15.37	$16.01	$15.98	$15.53
I-joist Mill Net Sales Price ($/MELF)	$902	$938	$949	$956	$937
Plywood Net Sales Price ($/MSF 3/8")	$230	$290	$247	$219	$248
Lumber Net Sales Price ($/MBF)	$415	$471	$420	$387	$424
Depreciation and Amortization (000)	$6,664	$6,701	$6,810	$6,921	$27,096
Capital Spending (000)	$2,191	$5,847	$6,259	$8,562	$22,859

Total Company
Net income (loss) (000)[2]	$11,394	$4,332	$(5,615)	$(16,212)	$(6,101)
EBITDA (000)[1,2]	$25,355	$18,839	$7,711	$(2,592)	$49,313
Total debt (000)	$303,146	$228,146	$228,146	$219,560
Net debt (cash) (000)[1]	$(32,938)	$(36,402)	$(57,410)	$(45,046)

[1] Reconciliations of net income (loss) (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net cash are provided as an appendix.
[2]Net income (loss) and EBITDA include $27.2 million of income, net, related to our investment in Boise Inc. for the three months ended March 31, 2010, and for the year ended December 31, 2010. In first quarter 2010, we sold all of our remaining investment in Boise Inc. For more information related to our investment in Boise Inc., see the Notes to Consolidated Financial Statements in our 2011 Form 10-K. Net loss and EBITDA also include $4.6 million of income for cash received from a litigation settlement related to vendor product pricing for the three months ended September 30, 2010, and for the year ended December 31, 2010.

Appendix
Reconciliation of Non-GAAP Financial Measures
(000)

EBITDA represents income (loss) before interest (interest expense and interest income), income taxes, depreciation and amortization. The following table reconciles net income to EBITDA for the three months ended March 31, 2012, June 30, 2012, and September 30, 2012, and for the nine months ended September 30, 2012:

	2012
	Q1	Q2	Q3	Q4	YTD

Net income	$1,668	$15,047	$23,502		$40,217
Interest expense	4,813	4,818	4,840		14,471
Interest income	(107)	(87)	(87)		(281)
Income tax provision	61	78	104		243
Depreciation and amortization	8,119	8,338	8,461		24,918
EBITDA	$14,554	$28,194	$36,820		$79,568

The following table reconciles net loss to EBITDA for the three months ended March 31, 2011, June 30, 2011, September 30, 2011, and December 31, 2011, and for the year ended December 31, 2011:

	2011
	Q1	Q2	Q3	Q4	YTD

Net loss	$(19,001)	$(9,861)	$(3,711)	$(13,791)	$(46,364)
Interest expense	4,589	4,584	5,001	4,813	18,987
Interest income	(146)	(77)	(91)	(93)	(407)
Income tax provision	96	38	12	94	240
Depreciation and amortization	8,907	9,241	9,352	9,522	37,022
EBITDA	$(5,555)	$3,925	$10,563	$545	$9,478

The following table reconciles net income (loss) to EBITDA for the three months ended March 31, 2010, June 30, 2010, September 30, 2010, and December 31, 2010, and for the year ended December 31, 2010:

	2010
	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$11,394	$4,332	$(5,615)	$(16,212)	$(6,101)
Interest expense	5,520	6,021	4,721	4,743	21,005
Interest income	(194)	(199)	(249)	(148)	(790)
Income tax provision	45	90	95	70	300
Depreciation and amortization	8,590	8,595	8,759	8,955	34,899
EBITDA	$25,355	$18,839	$7,711	$(2,592)	$49,313

Appendix
Reconciliation of Non-GAAP Financial Measures
(000)

Net debt (cash) includes long-and short-term debt owed to third parties, less cash and cash equivalents. The following table reconciles total debt to net debt (cash) at March 31, 2012, June 30, 2012, and September 30, 2012:

	2012
	Q1	Q2	Q3	Q4

Current portion of long-term debt	$—	$—	$25,000
Long-term debt	219,560	219,560	194,560
Total debt	219,560	219,560	219,560
Less cash and cash equivalents	(164,445)	(174,079)	(224,421)
Net debt (cash)	$55,115	$45,481	$(4,861)

The following table reconciles total debt to net debt at March 31, 2011, June 30, 2011, September 30, 2011, and December 31, 2011:
	2011
	Q1	Q2	Q3	Q4

Long-term debt	$219,560	$219,560	$219,560	$219,560
Less cash and cash equivalents	(182,755)	(202,828)	(203,125)	(182,459)
Net debt	$36,805	$16,732	$16,435	$37,101

The following table reconciles total debt to net debt (cash) at March 31, 2010, June 30, 2010, September 30, 2010, and December 31, 2010:
	2010
	Q1	Q2	Q3	Q4

Long-term debt	$303,146	$228,146	$228,146	$219,560
Less cash and cash equivalents	(336,084)	(264,548)	(285,556)	(264,606)
Net debt (cash)	$(32,938)	$(36,402)	$(57,410)	$(45,046)